Exhibit 10.3

SUNTRUST                                                 Unconditional Guaranty

                                IMPORTANT NOTICE
THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A BORROWER/GUARANTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

This guaranty of RGC Resources, Inc. ("Guarantor") dated November 25, 2005, provides:

Whereas, Bluefield Gas Company (herein, whether one or more, the "Borrower") desires to transact business with and to obtain creditor a continuation of credit from SunTrust Bank, its present and future affiliates and their successors and assigns (collectively, "SunTrust"); and

Whereas, SunTrust is unwilling to extend or continue credit to Borrower unless it receives a guaranty from the undersigned Guarantor with respect to the Obligations, as defined below, of Borrower to SunTrust;

Now, Therefore, in consideration of the premises and of other good and valuable consideration and in order to induce SunTrust from time to time, in its sole discretion, to extend or continue credit to or enter into other transactions with Borrower, Guarantor absolutely and unconditionally guarantees to SunTrust performance and payment when due, whether by acceleration or otherwise, of any and all Obligations of Borrower to SunTrust, together with all interest and charges related thereto, and all attorneys' fees (in the amount of 15% of the principal and interest guaranteed hereby if this guaranty is governed by the laws of Georgia), and all costs and expenses of collection incurred by SunTrust in enforcing the Obligations or this guaranty, subject to the provisions contained herein.

1. The term "Obligations" or "Obligation" as used herein shall include, without limitation, any and all liabilities, obligations, agreements and undertakings of Borrower to SunTrust in any amount, whether now existing or hereafter arising (including those owed by Borrower to others and acquired by SunTrust through purchase, assignment or otherwise), however created, evidenced or arising, whether individually or jointly with others, and whether absolute or contingent, direct or indirect, as maker, endorser, guarantor, surety or otherwise, liquidated or unliquidated, matured or unmatured, whether or not secured by collateral, and including, without limitation, (a) all obligations to perform or forbear from performing any acts, (b) all overdrafts on deposits or accounts maintained by Borrower with SunTrust, and (C) the liabilities, obligations, agreements and undertakings of Borrower to SunTrust pursuant to any foreign exchange contract or any interest rate hedge agreement or other derivative transaction agreement or pursuant to any application or other agreement requesting SunTrust to issue any letter of credit including, without limitation, the obligation of Borrower to reimburse SunTrust for all amounts funded by SunTrust pursuant to any such letter of credit, and (d) all costs of collection including attorneys' fees, whether such collection occurs prior to, during, or after any bankruptcy proceedings filed by or against Borrower.

         The amount of the undersigned's liability under this guaranty shall be unlimited.

2. This guaranty is a continuing guaranty, shall remain in force irrespective of any interruptions in the business relations of Borrower with SunTrust and shall apply to and guarantee any balance which shall remain due by Borrower to SunTrust; provided, however, that Guarantor may, by written notice delivered personally to an officer of SunTrust or received by registered mail by an officer of SunTrust, terminate this guaranty with respect to all Obligations of the Borrower incurred or contracted by the Borrower or acquired by SunTrust after the date on which the notice is actually received by such officer. Such termination shall not be applicable to any Obligation incurred prior to the receipt of such notice by SunTrust.

3. SunTrust may at any time and from time to time, in the exercise of its sole discretion, either before or after default by Borrower or revocation or termination of this guaranty, without the consent of or notice to Guarantor, and without incurring responsibility to Guarantor, or releasing or impairing the liability of Guarantor, or any security available to SunTrust, upon or without any terms or conditions:

         a. Change the manner, place, or terms of payment (including payment amounts and rate of interest) and/or change or extend the time of payment, renew or alter any Obligation, any collateral or security therefore, or any Obligation incurred directly or indirectly in respect thereof, and this guaranty shall apply to the Obligations as so changed, extended, renewed or altered;


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         b.       Sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any collateral or security at any time held by or available to SunTrust for any Obligation, or for any obligations of Guarantor or any person secondarily or otherwise liable for any of the Obligations; SunTrust shall have full authority to adjust, compromise and receive less than the amount due upon any such collateral;

         c. Exercise or refrain from exercising any rights against Borrower, Guarantor or others, or otherwise act or refrain from acting;

         d. Release, compromise, or agree not to sue, in whole or in part, Borrower, Guarantor or any other party obligated on any of the Obligations;

         e. Apply any sums received by it from any source to any Obligation or Obligations, in such order of application as Sun Trust may elect, regardless of what Obligation or Obligations remain unpaid. All payments shall be conclusively presumed to have been made by Borrower and no payment shall operate to reduce the obligation of a Guarantor unless, at the time such payments are made, written notice is delivered to an officer of SunTrust that such payments are made by a Guarantor in reduction of Guarantor's liability hereunder, and such payments are actually made by Guarantor; and

         f. Fail to set off and release, in whole or in part, any balance of any deposit account or credit on its books in favor of Borrower, or any other person liable for any of the Obligations, and may extend further credit in any manner to Borrower, and generally deal with Borrower or any security or other person liable for any of the Obligations as SunTrust, in its sole discretion, may see fit.

4. As security for the payment of the Obligations and the obligation of Guarantor hereunder, Guarantor hereby assigns and grants a security interest to SunTrust in (a) all property of Guarantor in or coming into the possession, control or custody of SunTrust, or in which SunTrust has or hereafter acquires a lien, security interest, or other right; and (b) any existing or hereafter created lien or security interest in favor of Guarantor in any property of Borrower.

5. Guarantor waives notice of acceptance of the guaranty and notice, including notice of default, on any Obligation to which it may apply, and waives notice of presentment and demand for payment of any of the Obligations, suit or other action taken by SunTrust against, and any other notice to, Guarantor or to any other party liable for the Obligations. Guarantor waives all defenses, offsets and counterclaims which Guarantor may at any time have to any claim of SunTrust against Borrower. Except for any limitation which is specified above with respect to the amount of the maximum liability of Guarantor, this is an unconditional guaranty, and the liability of Guarantor to SunTrust shall not be terminated or in any way limited by reason or as the result of anything set forth or contained in any writing evidencing all or any part of the Obligations, nor shall it be limited to a proportionate part of the total of the Obligations. This is a guaranty of payment and not of collection and Guarantor waives any right to require that any action be brought against Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of SunTrust in favor of Borrower or any other person and agrees that SunTrust is not responsible for the validity, perfection, recordation or enforceability of any collateral or security for the Obligations.

6. Guarantor hereby ratifies, confirms, and adopts all the terms, conditions, agreements and stipulations of all notes and other evidences of the Obligations heretofore or hereafter executed. Without in any way limiting the generality of the foregoing, Guarantor waives and renounces any and all homestead exemption right Guarantor may have under or by virtue of the Constitution or laws of any state, or the United States, as against the obligation hereby created, provided however, that such waiver shall not apply to any obligation created hereunder which arises from any of the Obligations that are consumer credit transactions; and Guarantor does hereby transfer, convey and assign, and direct any Trustee in Bankruptcy or receiver to deliver to SunTrust, a sufficient amount of property or money in any homestead exemption that may be allowed to Guarantor to pay any Obligation in full and all costs of collection. Guarantor waives and renounces any defense to any of the Obligations which may be available to or could be asserted by Borrower, except for payment.

7. Guarantor subordinates all indebtedness of Borrower owing to Guarantor, whether now existing or hereafter arising, to the Obligations. Guarantor further agrees that it shall not be subrogated to, and will not enforce on its behalf, any right of action which SunTrust may have against Borrower until every


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         Obligation shall have been paid in full. SunTrust shall have the right, immediately and without further action by it, to set off against any obligation of Guarantor to SunTrust, all money owed by SunTrust in any capacity to Guarantor, whether or not due.

8. A subsequent guaranty by Guarantor shall not be deemed to be in lieu of or to supersede or terminate this guaranty but shall be construed as an additional or supplementary guaranty unless otherwise expressly provided therein; and in the event Guarantor, or any other guarantor, has given to SunTrust a previous guaranty or guaranties, this guaranty shall be construed to be an additional or supplemental guaranty, and not to be in lieu thereof or to terminate such previous guaranty or guaranties unless expressly so provided herein.

9. This guaranty shall be binding on the Guarantor, notwithstanding the failure of any further contemplated guarantor(s) to execute similar instruments and notwithstanding the fact that the signature of one or more other parties guaranteeing the Obligations or any other existing or future signature shall be forged or unauthorized. The revocation of this guaranty in the manner permitted hereunder by Guarantor or any other party guaranteeing the Obligation, or the release by SunTrust of any one or more parties guaranteeing the Obligations, or the death of Borrower or Guarantor or any other party guaranteeing the Obligations, shall not affect or limit the liability of Guarantor, and SunTrust shall be under no duty to notify Guarantor of any such revocation, release or death.

10. Guarantor warrants to SunTrust that Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and that Guarantor is not relying on SunTrust to provide such information either now or in the future. Guarantor waives all errors and omissions in connection with SunTrust's administration of the Obligations except behavior which amounts to gross negligence or willful misconduct.

11. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any collateral or security therefor shall affect, impair, or be a defense to this guaranty, and this guaranty is a primary obligation of Guarantor.

12. The term "Guarantor" as used herein shall mean the undersigned Guarantor and if the undersigned is a partnership or limited liability company, the obligations and liability of Guarantor shall remain in full force and applicable notwithstanding any changes in the identity of the parties comprising the partnership or limited liability company, and the term "Guarantor" shall include any altered or successor partnership or limited liability company, and the predecessor partnership or limited liability company, and their partners or member/managers shall not thereby be released from any obligation or liability.

13. No delay on the part of SunTrust in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on Guarantor shall be deemed to be a waiver of the obligation of Guarantor or of the right of SunTrust to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this guaranty be effective unless in writing signed by SunTrust nor shall any such waiver be applicable except in the specific instance for which given.

14. Guarantor agrees to provide to SunTrust updated financial information, including, but not limited to, tax returns and current financial statements in form satisfactory to SunTrust, as well as additional information, reports or schedules (financial or otherwise), all as SunTrust may from time to time request.

15. Notwithstanding the fact that the Obligations of Borrower may have been paid in full and this guaranty may have been returned to Guarantor, the obligations of Guarantor hereunder shall continue in full force and effect with respect to any amounts that SunTrust may ever be required to repay under any Bankruptcy or insolvency laws.

16. This guaranty shall not be construed to impose any obligation on SunTrust to extend or continue any credit at any time.

17. Each reference herein to SunTrust shall be deemed to include its successors and assigns, in whose favor the provisions of this guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include heirs, executors, administrators, legal representatives, successors and assigns, all of whom shall be bound by the provisions of this guaranty.



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18.      Guarantor agrees that certain material events and occurrences relating to this guaranty bear a reasonable relationship to the laws of Virginia. This guaranty shall be governed by the laws of Virginia and, unless applicable law provides otherwise, in the event of any legal proceeding arising out of or related to this guaranty, the Guarantor consents to the jurisdiction and venue of any court located in Virginia. To the extent that any provision in this guaranty is inconsistent with applicable law, SunTrust will comply with applicable law.

19. Guarantor hereby duly constitutes and appoints R. Grayson Goldsmith and William H. Tuttle as its true and lawful attorney-in-fact in its name, place and stead, and upon the occurrence of an event of default, to confess judgment against it in the Circuit Court for the Roanoke, Virginia, upon this guaranty and all amounts owed hereunder, including all costs of collection, attorneys' fees and court costs, hereby ratifying and confirming the acts of the attorney-in-fact as if done by itself, expressly waiving benefit of any homestead or other exemption laws.

WAIVER OF JURY TRIAL. GUARANTOR AND SUNTRUST HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SUNTRUST ENTERING INTO OR ACCEPTING THIS GUARANTY. FURTHER, GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF SUNTRUST, NOR SUNTRUST'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUNTRUST WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

The undersigned Guarantor has read, understands and agrees to the provisions of this guaranty and has executed the same voluntarily, with full authority and with the intent to be legally bound by its terms, conditions and obligations.


RGC Resources, Inc.


By:s/John B. Williamson, III

John B. Williamson, III, Chairman/CEO
Name and title, printed or typed

The corporate name must be signed by a duly authorized officer, and SunTrust files must contain a corporate resolution authorizing the guaranty.